Subsequent events	6 Months Ended
Jun. 30, 2016
Subsequent events
Subsequent events

8. Subsequent events

In December 2016, we acquired the U.S. marketing rights to Keveyis® (dichlorphenamide) from a subsidiary of Taro Pharmaceutical Industries Ltd. (“Taro”).  Keveyis is approved in the U.S. to treat hyperkalemic, hypokalemic and related variants of primary periodic paralysis, a group of rare hereditary disorders that cause episodes of muscle weakness or paralysis.  Keveyis has received orphan drug exclusivity status in the U.S through August 7, 2022.  Under the terms of an asset purchase agreement, we have paid Taro an upfront payment of $1 million and will pay an additional $7.5 million prior to the Company’s planned April 2017 launch of Keveyis in the United States, as well as an aggregate of $7.5 million in potential milestones upon the achievement of certain product sales targets.  Taro has agreed to continue to manufacture Keveyis for us under an exclusive supply agreement through the orphan exclusivity period.  We are obligated to purchase certain annual minimum amounts of product totaling approximately $29 million over a six-year period.  The supply agreement may extend beyond the orphan exclusivity period unless terminated by either party pursuant to the terms of the agreement. If terminated by Taro at the conclusion of the orphan exclusivity period, we have the right to manufacture the product on our own or have the product manufactured by a third party on our behalf.

On December 28, 2016, we raised $35 million in aggregate proceeds in a private placement of ordinary shares and warrants. Investors in the equity financing included CAM Capital, Vivo Capital, Broadfin Capital, Boxer Capital of the Tavistock Group and HealthCap, as well as several new and existing institutional and individual investors. According to the terms, we issued and sold 14,000,000 ordinary shares of common stock at a purchase price of $2.50 per ordinary share as well as warrants to purchase 7,000,000 shares. The warrants are exercisable at a price of $2.50 per share and expire in five years from the date of issuance.

On December 28, 2016, the Company entered into a loan and security agreement (the “Loan Agreement”) with Oxford Finance LLC (“Oxford”) and Horizon Technology Finance Corporation (“Horizon”). The Loan Agreement provided for a $40 million credit facility, of which $20 million was borrowed initially. Under the Loan Agreement, the Company has access to two additional tranches of $10 million each, which would be available to the Company subject to the achievement of certain specified milestones. The borrowings pursuant to the Loan Agreement mature after 48 months. The Loan Agreement provides for interest-only payments initially for the first 18 months of the loan followed by an amortization period of 30 months, provides for a final payment fee equal to 8% of the amount borrowed, and bears interest at a rate equal to the sum of 8.22% plus the greater of 0.53% or the 30-day US LIBOR rate. The credit facility provides that if the Company satisfies certain milestones and borrows the final $10 million tranche, the interest-only period would be extended by an additional six months and the amortization period would be 24 months. The Company has granted a security interest in substantially all of its existing assets and assets acquired by the Company in the future, including intellectual property. The Loan Agreement contains facility and prepayment fees, and customary affirmative and negative covenants, and events of default. Upon the execution of the Loan Agreement, we issued warrants to the Lenders to purchase an aggregate of 428,571 ordinary shares at an exercise price equal to $2.45 per share. The warrants expire after ten years.